UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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MID-SOUTHERN BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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April 26, 2021

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Mid-Southern Bancorp, Inc., to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 26, 2021, at 1:00 p.m., Eastern time.

The Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we also will report on our operations. Directors and officers will be present to respond to any questions stockholders may have.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to promptly vote. You may vote your shares via the Internet or a toll-free telephone number, or by completing and mailing the enclosed proxy card. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Dana J. Dunbar

Dana J. Dunbar Chairman of the Board

MID-SOUTHERN BANCORP, INC.

300 N. WATER STREET
SALEM, INDIANA 47167

(812) 883-2639

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2021

Notice is hereby given that the 2021 annual meeting of stockholders of Mid-Southern Bancorp, Inc. will be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 26, 2021, at 1:00 p.m., Eastern time.

A proxy card and a proxy statement for the annual meeting are enclosed. The meeting is for the purpose of considering and acting upon:

Proposal 1.The election of two directors to each serve for a three-year term; and

Proposal 2.	The ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on April 9, 2021 as the record date for the annual meeting. This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by submitting your vote via the Internet or telephone, or by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ERICA B. SCHMIDT

ERICA B. SCHMIDT
SECRETARY

Salem, Indiana
April 26, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2021.

Our proxy statement, proxy card and 2020 Annual Report to Stockholders are available at www.edocumentview.com/MSVB. Directions to attend the annual meeting, where you may vote in person, can be found online at https://www.mid-southern.com/about-us/investor-relations/.

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum. You may vote via the Internet or by telephone. Alternatively, a proxy card and self-addressed envelope are enclosed for your convenience. No postage is necessary if mailed in the United States.

PROXY STATEMENT OF MID-SOUTHERN BANCORP, INC. 300 N. WATER STREET SALEM, INDIANA 47167 (812) 883-2639

ANNUAL MEETING OF STOCKHOLDERS MAY 26, 2021

The Board of Directors of Mid-Southern Bancorp, Inc. is using this proxy statement to solicit proxies from our stockholders for use at our 2021 annual meeting of stockholders. The meeting will be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 26, 2021, at 1:00 p.m., Eastern time. We are first mailing the accompanying notice of annual meeting of stockholders and this proxy statement to stockholders on or about April 26, 2021.

The information provided in this proxy statement relates to Mid-Southern Bancorp, Inc. and its wholly-owned subsidiary, Mid-Southern Savings Bank, FSB. Mid-Southern Bancorp, Inc. may also be referred to as “Mid-Southern” or the “Company” and Mid-Southern Savings Bank, FSB may also be referred to as “Mid-Southern Savings Bank” or the “Bank.” References to “we,” “us” and “our” refer to Mid-Southern and, as the context requires, Mid-Southern Savings Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:Wednesday, May 26, 2021

Time: 1:00 p.m., Eastern time

Place: Mid-Southern Savings Bank, FSB 300 N. Water Street, Salem, Indiana

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	The election of two directors to each serve for a three-year term; and
Proposal 2.	The ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

We will also transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

We have fixed the close of business on April 9, 2021 as the record date for stockholders entitled to receive notice of and to vote at our annual meeting. Only holders of record of Mid-Southern’s common stock on that date are entitled to receive notice of and to vote at the annual meeting. You are entitled to one vote for each share of Mid-Southern’s common stock you own, unless you own more than 10 percent of Mid-Southern’s outstanding shares. As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10 percent of Mid-Southern’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10 percent limit unless our Board of Directors has granted permission in advance. On April 9, 2021, there were 3,172,730 shares of Mid-Southern’s common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a stockholder of record if your shares of Mid-Southern common stock are held in your name. If you are a beneficial owner of Mid-Southern common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Mid-Southern common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a stockholder of record.

Stockholders may vote by proxy via the Internet or a toll-free telephone number, or by mailing a proxy card. Voting instructions are included on your proxy card. Shares of Mid-Southern common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR election of each of our director nominees and FOR ratification of the selection of BKD, LLP as our independent registered public accounting firm for 2021. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee (“nominee”), the nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to the nominee, the nominee may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.” The proposal to elect directors is considered a non-discretionary item under the rules governing brokers that are members of the New York Stock Exchange; therefore, you must provide instructions to the nominee in order to have your shares voted in the election of directors. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to the nominee, you must contact the nominee.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Mid-Southern Savings Bank, FSB Employee Stock Ownership Plan (“ESOP”) for the benefit of our employees. Each participant may instruct the trustee how to vote the shares of Mid-Southern common stock allocated to his or her account under the ESOP by completing the voting instruction sheet distributed by the trustee. If a participant properly executes the voting instruction sheet, the trustee is required to vote the participant’s shares in accordance with the participant’s instructions. Unallocated shares of Mid-Southern common stock held in the ESOP and allocated shares for which proper voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions. The trustee of the ESOP is Ti-Trust, Inc.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Mid-Southern common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 30 days or more, or if a new record date is set. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Mid-Southern common stock. Accordingly, the two nominees for election as directors who receive the highest number of votes actually cast will be elected. In accordance with our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from the nominees. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. Our Board of Directors unanimously recommends that you vote FOR the election of each of our director nominees.

Vote Required to Approve Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

Ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Mid-Southern common stock. Abstentions and broker non-votes will have no effect on the outcome of the voting on this proposal. Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of the independent registered public accounting firm.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

●	submitting a new proxy with a later date;
●	notifying the Secretary of Mid-Southern in writing before the annual meeting that you have revoked your proxy; or
●	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 9, 2021, the voting record date, information regarding share ownership of:

●	those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Mid-Southern’s common stock other than directors and executive officers;
●	each director and director nominee of Mid-Southern;
●	each executive officer of Mid-Southern named in the Summary Compensation Table appearing under “Executive Compensation” below; and
●	all current directors and executive officers of Mid-Southern as a group.

Persons and groups who beneficially own in excess of five percent of Mid-Southern’s common stock are required to file with the Securities and Exchange Commission (“SEC”) reports disclosing their ownership under the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”). To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Mid-Southern’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares. Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 3,172,730 shares of Mid-Southern common stock outstanding.

Name	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding

Beneficial Owners of More Than 5%

Mid-Southern Savings Bank, FSB ESOP (2) 300 N. Water Street Salem, Indiana 47167	204,526	6.45

MFP Partners, L.P., MFP Investors LLC, Michael F. Price 909 Third Avenue, 33rd Floor New York, New York 10022	168,485 (3)	5.31

Directors

Larry R. Bailey	12,124	*
Dana J. Dunbar	21,247 (4)	*
Trent L. Fisher	42,509 (5)	1.34
Eric A. Koch	60,268 (6)	1.90
Charles W. Lamb	20,172 (7)	*
Kermit A. Lamb	18,427 (8)	*
Brent A. Rosenbaum	19,459	*

Executive Officers

Alexander G. Babey**	34,346 (9)	1.08
Frank (Buzz) M. Benson III	29,390 (10)	*
Erica B. Schmidt	8,058 (11)	*
Robert W. DeRossett	250	*

All executive officers and directors as a group (11 persons)	266,250	8.39

*	Less than 1% of shares outstanding.
**	Also a director of Mid-Southern.
(1)	Shares of restricted stock, as to which the holders have voting power but not investment power, are included as follows: Mr. Bailey, 4,000 shares; Mr. Dunbar, 5,122 shares; Mr. Fisher, 3,100 shares; Mr. Koch, 1,600 shares; Mr. C. Lamb, 1,000 shares; Mr. K. Lamb, 5,110 shares; Mr. Rosenbaum, 3,100 shares; Mr. Babey, 5,110 shares; Mr. Benson, 200 shares; Ms. Schmidt, 400 shares; Mr. DeRossett, 200 shares and all executive officers and directors as a group, 28,942 shares. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options: Mr. Bailey, 3,890 shares; Mr. Dunbar, 3,142 shares; Mr. Fisher, 4,490 shares; Mr. C. Lamb, 10,154 shares; Mr. K. Lamb, 3,150 shares; Mr. Rosenbaum, 4,490 shares; Mr. Babey, 3,150 shares; Mr. Benson, 5,090 shares; Ms. Schmidt, 5,324 shares; and all executive officers and directors as a group, 42,880 shares.
(2)	The ESOP has sole voting power with respect to 176,926 shares, shared voting power with respect 27,600 shares and sole dispositive power with respect to 204,526 shares.
(3)	On a Schedule 13G filed with the Securities and Exchange Commission on February 16, 2021, each of MFP Partners, L.P., MFP Investors LLC, and Michael F. Price reported shared dispositive and voting power with respect to 168,485 shares of our common stock.
(4)	Includes 10,000 shares held jointly with his spouse.
(5)	Includes 2,346 shares held jointly with his spouse and 10,000 shares owned by his spouse.
(6)	Includes 8,488 shares held in an individual retirement account (“IRA”) and 51,780 shares held jointly with his spouse, which jointly-held shares are held in a margin account.
(7)	Includes 2,000 shares held jointly with his spouse, 1,759 shares held in a trust directed by Mr. Lamb and 1,759 shares held in a trust directed by Mr. Lamb’s spouse.
(8)	Includes 8,362 shares held jointly with his spouse.
(9)	Includes 23,346 shares held in an IRA.
(10)	Includes 20,000 shares held in an IRA.
(11)	Includes 1,000 shares held jointly with her spouse.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members; the Board has decreased the number to seven members effective upon the election of directors at the 2021 annual meeting and the retirement of Charles W. Lamb from the Board. In accordance with our Articles of Incorporation, the Board is divided into three classes with approximately one-third of the directors elected each year. The table below sets forth information regarding each nominee for director. The Corporate Governance and Nominating Committee of the Board of Directors selects nominees for election as directors. Kermit A. Lamb and Brent A. Rosenbaum currently serve as Mid-Southern directors and have been nominated to each serve a three-year term and have consented to being named in this proxy statement and serving if elected. It is intended that the proxies solicited by the Board of Directors will be voted for the election of these nominees. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote FOR the election of Kermit A. Lamb and Brent A. Rosenbaum.

	Age as of	Year First Elected or	Term to
Name	December 31, 2020	Appointed Director (1)	Expire

Board Nominees

Kermit A. Lamb	72	2013	2024 (2)
Brent A. Rosenbaum	60	2014	2024 (2)

Directors Continuing in Office

Larry R. Bailey	58	2013	2023
Alexander G. Babey	52	2016	2023
Dana J. Dunbar	71	2004	2023
Trent L. Fisher	61	2005	2022
Eric A. Koch	56	2019	2022

(1)For years prior to 2020, includes service on the Board of Directors of Mid-Southern Savings Bank.

(2)Assuming reelection.

Information Regarding Nominees for Election. Set forth below is the present principal occupation and other business experience during the last five years of each nominee for election, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director of Mid-Southern.

Kermit A. Lamb is a retired banker. Mr. Lamb was the President and Chief Executive Officer of Mid-Southern Savings Bank from May 2013 until October 2016. Prior to that, he served as Senior Vice President and Loan Officer of Mid-Southern Savings Bank from April 2002 until May 2013. Mr. Lamb has 46 years of banking experience with particular expertise in commercial, consumer, mortgage and agricultural lending.

Brent A. Rosenbaum is a farmer and Partner/Farmer of Rosenbaum Farms LLC. Mr. Rosenbaum is a successful local business owner and is familiar with our market area, particularly the agricultural business.

Information Regarding Incumbent Directors. Set forth below is the present principal occupation and other business experience during at least the last five years of each director continuing in office, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director of Mid-Southern.

Alexander G. Babey has been President and Chief Executive Officer of Mid-Southern since its formation in January 2018 and the President and Chief Executive Officer of Mid-Southern Savings Bank since October 2016. Prior to that, he was Executive Vice President and Chief Credit Officer from December 2013 until October 2016. He was a credit administration consultant from June 2013 until December 2013, having served as Executive Vice President and Senior Loan Officer of The BANK-Oldham County from May 2005 until its acquisition in May 2013. Mr. Babey brings a wealth of banking knowledge to our Board, with particular expertise in lending and experience at both large regional and community banks.

Larry R. Bailey has been President of Indiana University Health Paoli since May 2010. Mr. Bailey is a Certified Public Accountant (Inactive) and also has a Master of Business Administration degree. Mr. Bailey has experience working at a CPA firm and he has previously held the position of Chief Financial Officer of a hospital. He is a board member of the Boys & Girls Clubs of Bloomington. Mr. Bailey’s accounting qualification and experience augments the Board’s financial expertise.

Dana J. Dunbar has served as the Chairman of the Board of Mid-Southern since its formation in January 2018, and Mid-Southern Savings Bank since 2013 and has served on the Board of Directors since 2003. Mr. Dunbar is the owner of Dunbar & Co. Insurance LLC, President of D&P Foods, Inc. (Arby’s franchises) and Managing Director and Corporate Secretary of Burton & Dunbar Development Corporation. He possesses expertise in the insurance, real estate development and retail food industries. Mr. Dunbar has also served as a director of various banks for 42 years.

Trent L. Fisher is a retired Doctor of Veterinary Medicine. He owned Salem Veterinary Service, Inc. from 1989 until 2018. He served as a trustee of his church. Dr. Fisher is familiar with our market area and was a successful local business owner for many years.

Eric A. Koch is an attorney in private practice with Koch McAuley & Bailey P.C., and is President of Indiana Title Insurance Co., a title insurance agency. He served as a member of the Indiana House of Representatives from 2002-2016 and has served as a member of the Indiana State Senate from 2016 to the present. Mr. Koch is a graduate of Georgetown University, where he earned a degree in business administration, and received his law degree from Indiana University School of Law. He has extensive professional experience in the fields of healthcare, real estate, and agriculture. Mr. Koch is a Certified Community Bank Director. He knows our market area well and brings 31 years of legal experience to our Board.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Mid-Southern and Mid-Southern Savings Bank conduct their business through Board and committee meetings. During the year ended December 31, 2020, the Mid-Southern Board of Directors held 13 meetings and the Bank Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards and committees on which he served during this period.

Committees and Committee Charters

The Mid-Southern Board of Directors has standing Audit, Compensation, and Corporate Governance and Nominating committees, and has adopted written charters for each of these committees. Copies of these charters are available on our website at https://www.mid-southern.com/about-us/investor-relations/.

Audit Committee

The Audit Committee, consisting of Directors Bailey (Chairman), Fisher, C. Lamb and Koch assists the Board in fulfilling its oversight responsibilities by reviewing financial information provided to others, Mid-Southern’s auditing, accounting and financial reporting processes, and the systems of internal control and risk management processes. It also has the sole authority to appoint or replace our independent registered public accounting firm and oversees the activities of our internal audit functions. The Audit Committee believes it has fulfilled its responsibilities under its charter. Mid-Southern’s Audit Committee met 14 times during the year ended December 31, 2020 and Mid-Southern Savings Bank’s Audit Committee met 13 times during this period.

Each member of the Audit Committee is “independent,” in accordance with the requirements for companies quoted on The NASDAQ Stock Market (“NASDAQ”). The Board of Directors has determined that Mr. Bailey meets the definition of “audit committee financial expert,” as defined by the SEC.

Compensation Committee

The Compensation Committee, consisting of Directors Dunbar (Chairman), Bailey, Rosenbaum, Fisher and Koch, sets the policies and compensation levels for our directors, officers and employees, and ensures that compensation policies are administered fairly and consistently. All members of this committee are independent. The Compensation Committee met 4 times during the fiscal year ended December 31, 2020.

The Committee meets, outside of the presence of the President and Chief Executive Officer, to discuss his performance and make its determination of his compensation and benefits. The President and Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of all other executive officers. The Committee considers the recommendations of the President and Chief Executive Officer and makes its determination of all other executive officers’ compensation and benefits.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Directors Fisher (Chairman), Bailey and Koch. This committee identifies qualified candidates for nomination to the Board, oversees the membership and performance of Board committees, reviews the Board’s performance, and develops corporate governance standards for the Board. The Corporate Governance and Nominating Committee met 4 times during the fiscal year ended December 31, 2020.

The Corporate Governance and Nominating Committee meets annually to nominate directors for election at the annual meeting. Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the meeting. In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide adequate representation of our market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all of these attributes. These criteria as well as viewpoint, skill, race and national origin are considered to provide for diversity on our Board of Directors. These diversity factors are considered when the Corporate Governance and Nominating Committee and Board are seeking to fill a vacancy or new seat on the Board.

In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits the current directors for names of potentially qualified candidates. Additionally, the Committee may request that the directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Mid-Southern. The Committee will consider director candidates recommended by our stockholders. If a stockholder has submitted a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see “Stockholder Proposals” in this proxy statement.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance. The Corporate Governance and Nominating Committee is responsible for initiatives to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and NASDAQ rules governing corporate governance. Mid-Southern has adopted policies to govern the activities of both Mid-Southern and Mid-Southern Savings Bank, including a Corporate Governance Policy, an insider trading policy and a Code of Ethics. The Corporate Governance Policy covers such matters as the following:

●	the composition, responsibilities and operation of our Board of Directors;
●	the establishment and operation of Board committees, including audit, nominating and corporate governance and compensation committees;
●	convening executive sessions of independent directors; and
●	our Board’s interaction with management and third parties.

Code of Ethics. On April 18, 2018 the Board of Directors adopted a Code of Ethics for our directors, officers, including the senior financial officers, and other employees. The Code of Ethics requires individuals to maintain the highest standards of professional conduct. The Code of Ethics is available on our website at https://www.mid-southern.com/about-us/investor-relations/. The Company will post any waivers to the Code of Ethics to our website.

Communications with Directors. A stockholder may communicate with the Board of Directors or any individual director by mailing a communication to the Corporate Secretary, Mid-Southern Bancorp, Inc., 300 N. Water Street, Salem, Indiana 47167. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to not take any action with respect to the communication or take appropriate legal action regarding the communication.

Annual Meeting Attendance. Mid-Southern encourages, but does not require, its directors to attend annual meetings of stockholders. All directors attended the 2020 annual meeting of stockholders.

Related-Party Transactions. Applicable law and regulations require that all loans or extensions of credit to executive officers, directors and their associates must be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. Mid-Southern Savings Bank has adopted a policy to this effect. At December 31, 2020, loans to all employees, officers and directors of the Bank totaled approximately $1.5 million, or 3% of Mid-Southern’s total stockholders’ equity. These loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank’s other customers and (3) did not involve more than the normal risk of collectability or present other unfavorable features when made. All loans to directors, executive officers and their interests will be approved in advance by the Board of Directors, noting the director’s or officer’s capacity. Directors and executive officers are required to abstain from voting and are not present while their own loans or loans of any immediate family members are discussed. Loans to executive officers and directors are made pursuant to Regulation O of the Federal Reserve Board. All loan approval and review procedures are governed by written policies.

Any transactions that would be required to be reported under this section of the proxy statement must be reviewed by our Audit Committee or another independent body of the Board of Directors. In addition, any transaction with a director is reviewed by and subject to approval of the members of the Board of Directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no more favorable than those that would be available to us from an unrelated third party through an arms-length transaction.

Director Independence. Our common stock is listed on The NASDAQ Capital Market. In accordance with NASDAQ rules, at least a majority of our directors must be independent directors. The Board has determined that six of our eight directors are independent, as defined by NASDAQ. Messrs. Bailey, Dunbar, Fisher, Koch, C. Lamb and Rosenbaum are independent. Mr. Babey is not independent because he is our President and Chief Executive Officer. Mr. K. Lamb is not considered independent because he has an immediate family member who is a Senior Vice President of the Bank.

Leadership Structure

Mid-Southern has separated the roles of Chairman and Chief Executive Officer. The Chairman, who is an independent director, leads the Board and presides at all Board meetings. The Board supports having an independent director in a Board leadership position and has had an independent Chairman for many years. Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman also serves as a liaison between the Board and senior management.

Board Involvement in Risk Management Process

As part of its overall responsibility to oversee the management, business and strategy of Mid-Southern, one of the primary responsibilities of our Board of Directors is to oversee the amounts and types of risk taken by management in executing the corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks. The Board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment policies; ratification or approval of investments and loans exceeding certain thresholds; and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets. Some oversight functions are delegated to committees of the Board, with such committees regularly reporting to the full Board the results of their oversight activities. For example, the Audit Committee is responsible for oversight of the independent registered public accounting firm and meets directly with the firm at various times during the course of the year. The Company’s compensation policies and practices are evaluated to ensure that they do not foster risk-taking above the level of risk associated with the Company’s business model.

Hedging and Pledging Policies

The Company has a stock trading policy that, among other things, prohibits all of our employees (including executive officers) and directors from engaging in speculative trading in the Company’s shares, which prohibition includes any arrangement by which a shareholder or option holder changes his or her economic exposure to changes in the price of the stock. Prohibited arrangements include buying standardized put or call options, writing put or call options, selling stock short, buying or selling securities convertible into other securities, or merely engaging in a private arrangement where the value of the agreement varies in relation to the price of the underlying security. Such arrangements are prohibited because these transactions may give the appearance of improper trades and look disloyal. In addition, our stock trading policy prohibits all of our employees (including executive officers) and directors from holding the Company’s securities in a margin account or otherwise pledging these securities as collateral for a loan, except for pledges of securities in effect before the adoption of the Company’s insider trading policy.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our directors for 2020 and 2019, with the exception of Alexander G. Babey, a director and our President and Chief Executive Officer, whose compensation is included in the section entitled “Executive Compensation.” The directors do not have any non-equity incentive plan compensation, change in pension value or non-qualified deferred compensation earnings; therefore, these columns have been omitted from the table below.

		Fees earned or	Stock awards	Option awards	All other compensation
Name	Year	paid in cash ($)	($)(1)(2)(4)	($)(1)(3)(4)	($)	Total ($)

Larry R. Bailey	2020	24,400	29,480	--	--	53,880
	2019	24,200	53,360	31,412	--	108,972

Dana J. Dunbar	2020	33,550	29,480	--	1,250 (5)	64,280
	2019	32,300	78,319	25,368	1,000 (5)	136,987

Trent L. Fisher	2020	22,100	29,480	--	--	51,580
	2019	21,500	33,350	36,257	--	91,107

Eric A. Koch	2020	22,000	29,480	--	--	51,480
	2019	19,600	--	--	--	19,600

Charles W. Lamb	2020	19,800	29,480	--	--	49,280
	2019	19,200	33,350	32,797	--	85,347

Kermit A. Lamb	2020	25,000	29,480	--	1,000 (5)	55,480
	2019	23,800	78,039	25,436	800 (5)	128,075

Brent A. Rosenbaum	2020	22,000	29,480	--	--	51,480
	2019	21,500	33,350	36,254	--	91,104

(1)	Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 14 of the Notes to Consolidated Financial Statements in Mid-Southern’s Annual Report on Form 10-K for the year ended December 31, 2020.
(2)	Consists of awards of restricted stock made on December 18, 2019, 20% of which vested immediately and 80% of which vest in equal installments of 20% per year beginning on December 18, 2020, in the following amounts: Mr. Bailey, 4,000 shares; Mr. Dunbar, 5,871 shares; Mr. Fisher, 2,500 shares; Mr. K. Lamb, 5,850 shares; and Mr. Rosenbaum, 2,500 shares. For Mr. C. Lamb, consists of an award of 2,500 shares of restricted stock made on December 18, 2019, 50% of which vested immediately and the remaining 50% which vested on December 18, 2020. Also, consists of awards of restricted stock made on December 16, 2020, 20% of which vested immediately and 80% of which vest in equal installments of 20% per year beginning on December 16, 2021, in the following amounts: Mr. Bailey, 2,000 shares; Mr. Dunbar, 2,000 shares; Mr. Fisher, 2,000 shares; Mr. E. Koch, 2,000 shares; Mr. K. Lamb, 2,000 shares; and Mr. Rosenbaum, 2,000 shares. For Mr. C. Lamb, consists of an award of 2,000 shares of restricted stock made on December 16, 2020, 50% of which vested immediately and the remaining 50% of which vested on March 31, 2021. The directors had the following amounts of unvested restricted stock on December 31, 2020: Mr. Bailey, 4,000 shares; Mr. Dunbar, 5,122 shares; Mr. Fisher, 3,100 shares; Mr. Koch, 1,600 shares; Mr. C. Lamb, 1,000 shares; Mr. K. Lamb, 5,110 shares; and Mr. Rosenbaum, 3,100 shares. Also consists of dividends paid on unvested shares in the following amounts: Mr. Bailey, $64; Mr. Dunbar, $94; Mr. Fisher, $40; Mr. C. Lamb, $100; Mr. K. Lamb, $94; and Mr. Rosenbaum, $40.
(3)	Consists of awards of options to purchase common stock made on December 18, 2019, 20% of which vested immediately and 80% of which vest in equal installments of 20% per year beginning on December 18, 2020, in the following amounts: Mr. Bailey, 9,725 shares; Mr. Dunbar, 7,854 shares; Mr. Fisher, 11,225 shares; Mr. K. Lamb, 7,875 shares; and Mr. Rosenbaum, 11,224 shares. For Mr. C. Lamb, consists of an award of option to purchase 10,154 shares of common stock made on December 18, 2019, 50% of which vested immediately and the remaining 50% which vested on December 18, 2020.
(4)	The 2019 equity awards presented in the 2020 proxy statement represented the value of the awards that vested during 2019. The amounts above reflect the value of the aggregate awards granted during 2019.
(5)	Consists of fees paid for service on the Board of Directors of Mid-Southern Investments, Inc., a subsidiary of the Bank.

Mid-Southern does not compensate the members of its Board of Directors for service on the Board or committees; all fees are paid by Mid-Southern Savings Bank for service to the Bank. All non-employee directors of Mid-Southern Savings Bank with the exception of the Chairman receive a monthly retainer of $800, a fee of $600 per month for each Board meeting attended and a fee of $300 per meeting for any special Board meeting. The Chairman of the Board receives a monthly retainer of $1,000, a fee of $800 per month for each Board meeting attended and a fee of $400 per meeting for any special, or other Board meeting. Non-employee directors serving on the Bank’s Loan and Audit Committees receive $200 per meeting attended with the chairperson of each committee receiving $400 per meeting attended. Non-employee directors serving on the Compensation Committee receive $200 per meeting attended with the chairperson receiving $250 per meeting attended. For the year following retirement, emeritus directors receive a monthly retainer of $400 and one-half the Board meeting fee for each meeting attended. Stock and option awards as director compensation may be granted at the discretion of the Compensation Committee in accordance with the 2019 Equity Incentive Plan.

Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending out-of-town Board and committee meetings, industry conferences and continuing education seminars. Mid-Southern Savings Bank also pays the premiums on directors’ and officers’ liability insurance.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal years ended December 31, 2020 and 2019 by our named executive officers: (1) Alexander G. Babey, our principal executive officer; and (2) our two other most highly compensated executive officers, who are Frank (Buzz) M. Benson III and Erica B. Schmidt.

				Stock awards	Option awards	All other compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(1)(2)	($)(1)(2)	($)(3)	Total ($)

Alexander G. Babey	2020	182,882	275	29,480	--	18,263	230,900
President and Chief Executive Officer	2019	166,268	500	78,039	25,436	18,091	288,334

Frank (Buzz) M. Benson III	2020	155,592	275	3,685	--	7,033	166,585
Executive Vice President and Senior Loan Officer	2019	146,960	500	13,340	41,102	6,841	208,743

Erica B. Schmidt	2020	109,438	275	7,370	--	4,943	122,026
Executive Vice President, Bank Chief Financial Officer, Treasurer and Secretary	2019	98,295	500	13,340	41,102	4,569	157,806

(1)	Represents the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 14 of the Notes to Consolidated Financial Statements in Mid-Southern’s Annual Report on Form 10-K for the year ended December 31, 2020.
(2)	The 2019 equity awards presented in the 2020 proxy statement represented the value of the awards that vested during 2019. The amounts above reflect the value of the aggregate awards granted during 2019.
(3)	Consists of the following:

	401(k) matching	Life insurance	Car allowance
Name	contribution ($)	($)	($)	Total ($)
Alexander G. Babey	8,242	21	10,000	18,263
Frank (Buzz) M. Benson III	7,014	19	--	7,033
Erica B. Schmidt	4,930	12	--	4,943

Employment and Severance Agreements

Employment Agreements. Mid-Southern Savings Bank entered into a two-year employment agreement with Mr. Benson on May 29, 2014 and a revised three-year employment agreement with Mr. Babey on January 28, 2021. Following the initial term of Mr. Benson’s employment agreement, the term may be extended by the board for an additional 12-month period unless a termination notice is given by either Mid-Southern Savings Bank or Mr. Benson. Following the initial term of Mr. Babey’s employment agreement, the term may be extended by the board for an additional 36-month period unless a termination notice is given by either Mid-Southern Savings Bank or Mr. Babey. The employment agreements are terminable by Mid-Southern Savings Bank for cause at any time and upon the occurrence of events specified by federal regulations. Under these agreements, the current base salary for Messrs. Babey and Benson is $169,708 and $152,735, respectively, which amounts are paid by Mid-Southern Savings Bank and may be increased at the discretion of the Board of Directors. The agreements state that the executives are entitled to participate in all benefit plans and arrangements generally available to employees of Mid-Southern Savings Bank and in any supplementary benefits provided to Mid-Southern Savings Bank’s senior executives. Mr. Babey’s agreement also provides him with a $10,000 annual car allowance. The agreements also provide that compensation may be paid in the event of a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

Change in Control Severance Agreement. We entered into a change in control severance agreement with Ms. Schmidt on December 20, 2017. The agreement has a term of one year and will be extended for one year on each anniversary date, provided that the Board of Directors of Mid-Southern Savings Bank has not given Ms. Schmidt notice of non-renewal. The agreement also provides that compensation may be paid to Ms. Schmidt in the event of a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

Outstanding Equity Awards

The following information with respect to outstanding equity awards as of December 31, 2020 is presented for the named executive officers.

	Option Awards (1)					Stock Awards (1)
							Market
		Number of	Number of			Number of	Value of
		Securities	Securities			Shares or	Shares or
		Underlying	Underlying	Option		Units of	Units of
		Unexercised	Unexercised	Exercise	Option	Stock That	Stock That
	Grant	Options (#)	Options (#)	Price	Expira-	Have Not	Have Not
Name	Date	Exercisable	Unexercisable	($)	tion Date	Vested (#)	Vested ($)

Alexander G. Babey	12/18/19	3,150	4,725	13.34	12/18/29	3,510	50,579
	12/16/20	--	--	--	--	1,600	23,056

Frank (Buzz) M. Benson III	12/18/19	5,090	7,635	13.34	12/18/29	--	--
	12/16/20	--	--	--	--	200	2,882

Erica B. Schmidt	07/11/18	234	--	5.14	04/26/21	--	--
	12/18/19	5,090	7,635	13.34	12/18/29	--	--
	12/16/20	--	--	--	--	400	5,764

(1)	Awards made on December 18, 2019 vest as follows: 20% on the grant date and 20% on each of December 19, 2020, 2021, 2022 and 2023. Awards made on December 16, 2020 vest as follows: 20% on the grant date and 20% on each of December 16, 2021, 2022, 2023 and 2024. The award with a grant date of July 11, 2018 represents an award of stock options originally made on April 26, 2011 to purchase shares of Mid-Southern Savings Bank. Pursuant to the mutual-to-stock conversion of Mid-Southern, M.H.C. and Mid-Southern Savings Bank, these options were converted into options to purchase shares of common stock of Mid-Southern.

Potential Payments Upon Termination or Change in Control

Employment Agreements. We have entered into agreements with the named executive officers that provide for potential payments upon a change in control. Mr. Babey’s employment agreement provides for a change in control payment if he terminates his own employment within 60 to 90 days following a change in control, or if his employment is terminated within two years following a change in control either by the successor to Mid-Southern Savings Bank or by Mr. Babey for good reason. The payment, which must be made within 30 days following the termination of employment, will have a value equal to two times the average of Mr. Babey’s taxable compensation includible in taxable income for the five years preceding the change in control. Mr. Benson’s employment agreement provides that he will receive a one-time change in control bonus if he remains continuously employed by Mid-Southern Savings Bank through the closing of the change in control event. His bonus, which will have a value equal to two times his then-current base salary, must be paid within 74 days after the end of the year in which the closing of the change in control occurs.

Under the employment agreements, a “change in control” is deemed to occur if, at any time during the term of the agreement: (1) a person other than Mid-Southern or Mid-Southern Savings Bank becomes the beneficial owner of securities of Mid-Southern or Mid-Southern Savings Bank representing 50% or more of the combined voting power of Mid-Southern Savings Bank’s then outstanding securities; (2) during any period of two consecutive years, the incumbent board members no longer constitute a majority of the board; or (3) stockholders approve a definitive agreement to merge Mid-Southern with or into another company or to sell or otherwise transfer all of substantially of the Mid-Southern’s assets or to adopt a plan of liquidation. If Mr. Babey or Mr. Benson had experienced a change in control combined with a termination of employment on December 31, 2020, Mr. Babey would have received a lump sum payment of $339,348 and Mr. Benson would have received a lump sum payment of $270,578.

Severance Agreement. Ms. Schmidt’s severance agreement provides that if, within the 12 months following a change in control, Ms. Schmidt experiences an involuntary termination, Mid-Southern and Mid-Southern Savings Bank will pay to her, within 25 days after the date of termination, a lump sum cash payment equal to 150% of her annual base salary. Ms. Schmidt’s change in control severance agreement defines “change in control” similarly to the employment agreements of Mr. Babey and Mr. Benson. If Ms. Schmidt had experienced a change in control combined with a termination of employment on December 31, 2020, she would have received a lump sum payment of $148,288.

Equity Awards. The 2010 and 2019 Equity Incentive Plans provide that in connection with a change in control, all unexercisable options will become fully exercisable and all unvested awards of restricted stock will vest in full. If a change in control had occurred as of December 31, 2020, the value of acceleration of exercisability and vesting would have been as follows: for Mr. Babey, $78,691; for Mr. Benson, $11,051; and for Ms. Schmidt, $13,933.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reports as follows with respect to Mid-Southern’s audited financial statements for the year ended December 31, 2020:

●	The Audit Committee has completed its review and discussion of the 2020 audited financial statements with management;
●	The Audit Committee has discussed with the independent registered public accounting firm (Monroe Shine & Co., Inc.) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301, Communications with Audit Committees;
●	The Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and
●	The Audit Committee has, based on its review and discussions with management of the 2020 audited financial statements and discussions with the independent registered public accounting firm, recommended to the Board of Directors, and the Board of Directors has approved, that Mid-Southern’s audited financial statements for the year ended December 31, 2020 be included in its Annual Report on Form 10-K.

Submitted by the Audit Committee of the Board of Directors:

Larry R. BaileyCharles W. Lamb

Trent L. FisherEric A. Koch

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee conducted a competitive review of independent registered public accounting firms in 2021 to perform the audit of our financial statements as of and for the year ending December 31, 2021. After careful consideration, the Audit Committee chose not to renew the engagement of Monroe Shine & Co., Inc. (“Monroe Shine”), following the filing of the Company’s Annual Report on Form 10-K in March 2021.

The audit report of Monroe Shine on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2020 and 2019, and through March 26, 2021 there were (i) no disagreements with Monroe Shine on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Monroe Shine, would have caused Monroe Shine to make reference to the subject matter in its reports and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

On January 22, 2021, the Audit Committee approved the engagement of BKD, LLP (“BKD”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2021, subject to execution of an engagement letter. BKD signed an engagement letter with the Company on March 26, 2021, and therefore the engagement of BKD is effective as of March 26, 2021.

During the fiscal years ended December 31, 2020 and 2019, and through March 26, 2021, the Company did not consult with BKD with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by BKD to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The appointment of BKD is being submitted to stockholders for ratification. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of BKD to our stockholders for ratification as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Mid-Southern and its stockholders. Monroe Shine & Co., Inc. served as our independent registered public accounting firm for the year ended December 31, 2020 and a representative of the firm will be present at the annual meeting to respond to stockholders’ questions and will have the opportunity to make a statement if he or she so desires. A representative of BKD is not expected to be present at the 2021 annual meeting.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of BKD, LLP as our independent registered public accounting firm.

The following table sets forth the aggregate fees billed, or expected to be billed, to us by Monroe Shine & Co., Inc. for professional services rendered for the fiscal years ended December 31, 2020 and 2019.

	Year Ended December 31,
	2020	2019
Audit Fees (1)	$94,000	$96,400
Audit-Related Fees (2)	7,930	47,290
Tax Fees (3)	13,960	10,735
All Other Fees	--	--

(1)	Includes fees for the audit of the consolidated financial statements and review of interim financial information contained in the quarterly reports on Form 10-Q and other regulatory reporting. Also includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings including comfort letters and assistance with review of documents filed with the SEC.
(2)	Includes fees billed for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation and consultation concerning financial accounting, reporting and regulatory standards.
(3)	Includes fees billed for tax compliance services, including preparation of federal and state income tax returns, preparation of personal property tax returns, and tax payment and planning advice.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent registered public accounting firm in connection with the Committee’s annual review of its charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm. For the year ended December 31, 2020, the Audit Committee approved all of the services provided by Monroe Shine & Co., Inc. that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.

The Audit Committee of the Board of Directors determined that all of the services performed by Monroe Shine & Co., Inc. in fiscal year 2020 were not incompatible with Monroe Shine & Co., Inc. maintaining its independence.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Mid-Southern’s common stock. In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation.

Mid-Southern’s 2020 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on April 9, 2021. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to us or by accessing our proxy materials online at www.edocumentview.com/MSVB. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

A copy of Mid-Southern’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC, will be furnished without charge to stockholders of record as of April 9, 2021 upon written request to Erica B. Schmidt, Secretary, Mid-Southern Bancorp, Inc., 300 N. Water Street, Salem, Indiana 47167.

STOCKHOLDER PROPOSALS

If a stockholder wishes to submit a proposal for possible inclusion in our annual meeting proxy statement and form of proxy for our 2022 annual meeting, the proposal must comply with Rule 14a-8 under the Exchange Act, and must be submitted to the Secretary, Mid-Southern Bancorp, Inc., 300 N. Water Street Salem, Indiana 47167. The Secretary must receive your proposal on or before the close of business on December 27, 2021.

In addition, our Bylaws establish advance notice procedures as to (1) business to be brought before an annual or special meeting of stockholders other than by or at the direction of our Board of Directors, and (2) the nomination, other than by or at the direction of our Board of Directors, of candidates for election as directors. To be timely, such advance notice must set forth the information required under the Bylaws and be received at the principal office of the corporation (a) if the annual meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting or not later than 60 days after the anniversary of the previous year's annual meeting, notice must be received not later than the close of business on the 90th day (i.e., February 25, 2022) nor earlier than the close of business on the 120th day (i.e., January 26, 2022) in advance of the anniversary of the previous year's annual meeting; or (b) with respect to any other annual meeting of stockholders, notice must be received no earlier than the close of business on the 120th day before the annual meeting and not later than the close of business on the later of: (1) the 90th day before the annual meeting and (2) the close of business on the 10th day following the first date on which public disclosure of the date of the meeting was made.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ERICA B. SCHMIDT

ERICA B. SCHMIDT SECRETARY

Salem, Indiana

April 26, 2021

Mid-Southern Bancorp, Inc.

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2021 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. The election as director of the nominees listed below:
For a Three-Year Term:
	For Withhold		For Withhold
01 – Kermit A. Lamb	[ ] [ ]	02 – Brent A. Rosenbaum	[ ] [ ]

For Against Abstain
2. Ratification of the appointment of BKD, LLP as	[ ] [ ] [ ]
Mid-Southern Bancorp, Inc.'s independent registered public
accounting firm for the year ending December 31, 2021.

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The material is available at: www.edocumentview.com/MSVB

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IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Mid-Southern Bancorp, Inc. — Revocable Proxy

2021 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting - May 26, 2021

The undersigned hereby appoints the official Proxy Committee of Mid-Southern Bancorp, Inc., Salem, Indiana ("Company"), consisting of Alexander G. Babey, Trent L. Fisher and Eric A. Koch, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 26, 2021 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the 2020 Annual Report to Stockholders.

IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address - Please print new address below.	Comments - Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Annual Meeting.	[ ]

Mid-Southern Bancorp, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]
2021 Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. The election as director of the nominees listed below:
For a Three-Year Term:
	For Withhold		For Withhold
01 – Kermit A. Lamb	[ ] [ ]	02 – Brent A. Rosenbaum	[ ] [ ]

For Against Abstain
2. Ratification of the appointment of BKD, LLP as	[ ] [ ] [ ]
Mid-Southern Bancorp, Inc.'s independent registered public
accounting firm for the year ending December 31, 2021

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The material is available at: www.edocumentview.com/MSVB

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Mid-Southern Bancorp, Inc. — Revocable Proxy

2021 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting - May 26, 2021

The undersigned hereby appoints the official Proxy Committee of Mid-Southern Bancorp, Inc., Salem, Indiana ("Company"), consisting of Alexander G. Babey, Trent L. Fisher and Eric A. Koch, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Mid-Southern Savings Bank, FSB, located at 300 N. Water Street, Salem, Indiana, on Wednesday, May 26, 2021 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the 2020 Annual Report to Stockholders.

IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)